SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2006

DAVE & BUSTER’S, INC.

(Exact name of registrant as specified in its charter)

Missouri	0-25858	43-1532756
(State of	(Commission File	(IRS Employer
incorporation)	Number)	Identification Number)

2481 Manana Drive

Dallas TX 75220

(Address of principal executive offices)

Registrant’s telephone number, including area code:   (214) 357-9588

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 5.02.              Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 20, 2006, Dave & Buster’s, Inc. (“Registrant”) announced that Stephen M. King has been elected to the Board of Directors of Registrant.  Mr. King also serves as Chief Executive Officer and Chief Financial Officer of the Registrant.

Mr. King, 48, joined the Company as Senior Vice President and Chief Financial Officer in March 2006.  From 1984 to 2006, he served in various capacities for Carlson Restaurants Worldwide, including Chief Financial Officer, Chief Administrative Officer, Chief Operating Officer, and most recently as President and Chief Operating Officer of International.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVE & BUSTER’S, INC.

Date: September 20, 2006	By:	/s/ Jay L. Tobin
Jay L. Tobin
Senior Vice President